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                                                                    Exhibit 99.1

                                PROMISSORY NOTE


December 20, 1995                                     Principal:  $13,000,000.00

         For value received, the undersigned, Harken Exploration Company ("Buyer"), a Delaware corporation, promises to pay to the order of Momentum Operating Co., Inc. ("Seller"), a Texas corporation, at 232 South Main, Albany, in Shackelford County, Texas 76430, upon maturity hereof, as is hereinafter defined, the principal amount of Thirteen Million Dollars ($13,000,000.00), adjusted as hereinafter provided, plus interest at the rate of five percent (5%) per annum accrued from the date hereof until Maturity I, as hereinafter defined, on the fixed, unadjusted amount of Eight Million Dollars ($8,000,000.00) only of this debt.

RECITALS:

         This Note is executed in accordance with the terms of that certain Purchase and Sale Agreement dated as of even date herewith ("Purchase Agreement"), by and among Buyer, Seller, and Harken Energy Corporation ("Company").

         The Company executes this Note not as a maker but only for the limited purposes of evidencing its consent to the giving of this Note and the related Vendor's lien and Deed of Trust by Buyer. This vendor's lien and Deed of Trust lien are subordinate to the HEC Mortgage, to the extent provided in the HEC Mortgage.

DEFINITIONS:

         PURCHASE SHARES are the Two Million Five Hundred Thousand (2,500,000) shares of the common stock $.01 par value of the Company which are delivered to Seller at the closing ("Closing") of the transaction of which this promissory note ("Note") is a part.

         STOCK is the common stock $.01 par value of the Company.

         TIER ONE STOCK is that Stock which may be issued and delivered to Seller in payment of the Eight Million Dollar ($8,000,000.00) portion of this Note, as adjusted.

         AVERAGE CLOSING PRICE is the arithmetic mean of the daily closing prices of a share of Stock during the specified time period as quoted on the American Stock Exchange, Inc., and reported in the Wall Street Journal, or other recognized publications. There will be excluded from this calculation any days during the specified time period(s) during which Seller was prohibited from selling shares of Stock at the request of Buyer or Company.
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         TIER ONE PRICE is the Average Closing Price used to determine the number of shares of Tier One Stock issued at Maturity I.

         Capitalized terms used herein, unless otherwise stated in this Note, shall have the meanings as set forth in the Purchase Agreement and in the agreements attached as Schedules to the Purchase Agreement.

SECURITY:

         This Note is secured by a vendor's lien retained in the Assignment from Seller to Buyer and by the Deed of Trust, which vendor's lien and Deed of Trust are subordinated to the HEC Mortgage to the extent provided in the HEC Mortgage.

MATURITY:

         The maturity date of this Note as to a principal amount of Eight Million Dollars ($8,000,000.00) only, subject to adjustments as hereinafter provided, shall be that date which is the earlier of (i) 270 days following the date of effectiveness of the First Registration Statement, or (ii) January 15, 1997 ("Maturity I").

         Except as provided in the second sentence of this paragraph, the maturity date of this Note as to the remaining principal amount of Five Million Dollars ($5,000,000.00), subject to adjustments as hereinafter provided, shall be that date which is the earlier of (i) two hundred seventy (270) days following the date of effectiveness of the Second Registration Statement, or
(ii)  November 15, 1997, or, alternatively, July 15, 1997 if Tier One Stock is
not issued ("Maturity II").   If, however, Buyer has (i) defaulted in the
payment due at Maturity I, (ii) cured that default by payment in Stock within the Cure Period or Additional Cure Period defined below, and (iii) elected at the Maturity II date calculated as provided in the preceding sentence to make the payment due at Maturity II in Stock, then the date of Maturity II shall be three hundred sixty five (365) days following the date Buyer cured the Maturity I default under the terms of this Note.

         Should the Maturity I or Maturity II date fall on a weekend, holiday or other date on which banks located in Dallas, Texas, are closed, then in such event the Maturity I or Maturity II date shall be the next following banking business day.

FORM OF PAYMENT UPON MATURITIES:

         This Note is payable no later than five (5) business days following the date of Maturity I, as to the Eight Million Dollar ($8,000,000.00) portion plus accrued interest as provided herein, at the election of Buyer in either
(i) cash, or (ii) except as provided below, in the number of shares of Stock equal to the payment due divided by the Average Closing Price for the greater of (x) the trading days during the period beginning the date which the First Registration Statement is declared effective and ending ten (10) trading days prior to Maturity I, or, (y) the one hundred eighty (180) trading days preceding ten (10) trading days prior to Maturity I.
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         This Note is payable no later than five (5) business days following the date of Maturity II, as to the Five Million Dollar ($5,000,000.00) portion, at the election of Buyer in either (i) cash, or (ii) except as provided below, in the number of shares of Stock, equal to the payment due divided by the Average Closing Price for the greater of (x) the trading days during the period beginning the date on which the Second Registration Statement is declared effective and ending ten (10) trading days prior to Maturity II, or, (y) the one hundred eighty (180) trading days preceding ten (10) trading days prior to
Maturity II.   In the event the portion of this Note due at Maturity I is paid by Buyer in cash and not Stock, then the number of shares of Stock which may then be issued at Maturity II shall be equal to the payment due divided by the Average Closing Price for the one hundred eighty (180) trading days preceding ten (10) trading days prior to the Maturity II.

         Buyer's right to elect at Maturity I or at Maturity II to make a payment in Stock is subject to satisfaction at such time of the following conditions: (i) each of the representations and warranties of Buyer and Company contained in the Purchase Agreement and in any other agreement or instrument described in the Purchase Agreement, executed in connection with Closing, or executed after Closing in connection therewith, is true and correct in all material respects as of the respective maturity date, (ii) as of the respective maturity date, neither Buyer nor Company are in material breach of or default under the Purchase Agreement, or under any other agreement or instrument described in the Purchase Agreement, and executed in connection with Closing, or executed after Closing in connection therewith, (iii) Buyer and Company shall each have delivered to Seller a certificate executed by an executive officer, dated as of the respective maturity date, certifying the satisfaction of the conditions listed in (i) and (ii) above, and (iv) the Company shall have delivered an opinion from its counsel addressed to Seller that the shares of Stock being issued and delivered are duly and validly issued, fully paid and non-assessable.

ADJUSTMENTS TO PRINCIPAL:

         The Principal amounts due on Maturity I and on Maturity II shall be increased and/or decreased as appropriate for each and all of the following adjustments ("Adjustments"). If there is a dispute between Seller and Buyer concerning the amount or propriety of an Adjustment, Buyer shall pay the undisputed portion of the principal payment, and interest as applicable, and Seller and Buyer shall submit the disputed portion to arbitration under the terms of Section 5.8(b)(4) of the Purchase Agreement.

         AT PAYMENT OF EIGHT MILLION DOLLAR ($8,000,000.00) PORTION AT MATURITY
I:

                 A. Seller shall calculate (i) the gross price (prior to deducting any commissions and other costs of sale) for which the Purchase Shares were sold by Seller prior to Maturity I ("Purchase Shares Proceeds"), and (ii) the product of Two Dollars ($2.00) per share multiplied by the number of Purchase Shares sold prior to Maturity I ("Purchase Shares Floor Amount"). The principal payment then due at this Maturity I shall then either be decreased by the amount by which the Purchase Shares Proceeds exceeds the Purchase Shares Floor Amount, or increased by the amount by which the Purchase Shares Floor Amount exceeds the Purchase Shares Proceeds.

                 If the Purchase Shares Floor Amount exceeds the Purchase Shares Proceeds and the quantity
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         of Purchase Shares which Seller sold in any one or more trading days prior to Maturity I exceeds 25,000 shares per day (the number of Purchase Shares sold over 25,000 shares per day during this term are hereinafter referred to as "Excess Purchase Shares") then the portion of the Purchase Shares Proceeds which were derived from the sale of Excess Purchase Shares ("Purchase Shares Excess"), for purposes of calculation of this Adjustment shall be the greater of either (i) the Purchase Shares Excess, or ii) the Average Closing Price from the date on which the First Registration Statement is declared effective until ten (10) trading days prior to Maturity I times the number of Excess Purchase Shares.

                 Subject to the limitation contained in this paragraph, if less than all Purchase Shares are sold by Seller prior to Maturity I, then the Adjustment provided for under this section "A" shall be calculated based only on the actual number of Purchase Shares sold. If the First Registration Statement has not been effective for at least 180 trading days preceding the ten (10) trading days prior to Maturity I, the time for calculating the Adjustment provided for under this section "A" shall be tolled until the earlier of (i) the date on which the First Registration Statement has been effective for at least 180 trading days, or (ii) the date on which Seller may exercise its rights under Section 5.1(b) of the Deed of Trust. If the date for calculating the Adjustment is determined under (ii), the principal payment due shall be adjusted in accordance with the first paragraph of this section "A" by the difference between (x) the gross value of the Purchase Shares on the adjustment date as determined by agreement of Seller and Buyer and (y) the Purchase Shares Floor Amount.

                 B.       The principal payment due shall be increased by the
         amount by which $500,000         exceeds the Retained Proceeds defined
         in Section 2.4 of the Purchase Agreement.

                 C. The principal payment shall be increased or decreased, as appropriate, by the net amount due either Seller or Buyer as an adjustment to the Purchase Price under Section 2.3 of the Purchase Agreement.

                 D. The principal payment shall be increased by an amount equal to 0.02739726% of the balance remaining at the end of each calendar day between the Closing Date and Maturity I of (i) Five Million Dollars ($5,000,000) less (ii) the Purchase Shares Proceeds. If the time for calculating the Adjustment under section "A" above has been tolled, for purposes of calculating the Adjustment under this section "D", Maturity I shall be deemed to occur on the earlier of (x) the date on which the First Registration Statement has been effective for at least 180 trading days or (y) the date on which Seller may exercise its rights under Section 5.1(b) of the Deed of Trust.

         AT PAYMENT OF FIVE MILLION DOLLAR ($5,000,000.00) PORTION AT MATURITY
II:

                 A. If the Tier One Stock was issued at Maturity I, Seller shall calculate (i) the gross price (prior to deducting commissions and other costs of sale), for which the shares of Tier One Stock were sold by Seller prior to Maturity II ("Tier One Proceeds") and (ii) the product of the Tier One Price multiplied by the number of shares of Tier One Stock sold prior to Maturity II ("Tier One Floor
         Amount").   For purposes of this paragraph and the succeeding
         paragraph, all Stock sold by
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         Seller between the date the Second Registration Statement is declared
         effective and Maturity II shall be considered Tier One Stock.   The
         principal payment due shall be decreased by the amount by which the Tier One Proceeds exceeds the Tier One Floor Amount, or increased by the amount by which the Tier One Floor Amount exceeds the Tier One Proceeds.

                 If the Tier One Floor Amount exceeds the Tier One Proceeds and the quantity of Tier One Stock which Seller sold in any one or more trading days prior to Maturity II exceeds the quotient obtained by dividing the number of shares of Tier One Stock issued by 180 (the number of shares of Tier One Stock sold over that quotient per day during this term are hereinafter referred to as "Excess Tier One Shares"), then the portion of the Tier One Proceeds which were derived from the sale of Excess Tier One Shares ("Tier One Excess") for the purposes of the calculation of this Adjustment shall be the greater of either (i) the Tier One Excess or ii) the Average Closing Price from the date on which the Second Registration Statement is declared effective until ten (10) trading days prior to Maturity II times the number of Excess Tier One Shares.

                 Subject to the limitation contained in this paragraph, if less than all Tier One Stock is sold by Seller prior to Maturity II, then the Adjustment provided for under this section "A" shall be calculated based only on the actual number of shares of Tier One Stock sold.
         If the Second Registration Statement has not been effective for at least 180 trading days preceding the ten (10) trading days prior to Maturity II, the time for calculating the Adjustment provided for under this section "A" shall be tolled until the earlier of (i) the date on which the Second Registration Statement has been effective for at least 180 trading days, or (ii) the date on which Seller may exercise its rights under Section 5.1(b) of the Deed of Trust. If the date for calculating the Adjustment is determined under (ii), the principal payment due shall be adjusted in accordance with the first paragraph of this section "A" by the difference between (x) the gross value of the Tier One Stock on the adjustment date as determined by agreement of Seller and Buyer and (y) the Tier One Floor Amount.

                 B. If the Tier One Stock was issued, the principal payment due at Maturity II shall be increased by an amount equal to 0.02739726% of the balance remaining at the end of each calendar day between Maturity I and Maturity II of (i) Eight Million Dollars ($8,000,000) less (ii) the Tier One Proceeds. If the time for calculating the Adjustment under section "A" above has been tolled, for purposes of calculating the Adjustment under this section "B", Maturity II shall be deemed to occur on the earlier of (x) the date on which the Second Registration Statement has been effective for at least 180 trading days, or (y) the date on which Seller may exercise its rights under Section 5.1(b) of the Deed of Trust.

                 C. In the event no Tier One Stock was issued at Maturity I, then there shall be no Adjustments to the Five Million Dollar ($5,000,000) principal payment due at Maturity II.
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MAXIMUM AMOUNT OF INTEREST:

         Seller and Buyer intend to conform strictly to state and federal usury laws applicable to payment of this Note. Notwithstanding any provisions to the contrary in this Note, the aggregate of all interest and any other charges constituting interest under applicable law which are contracted for, charged or received under this Note, or otherwise, shall not exceed the maximum amount of interest permitted by the then applicable law of the State of Texas, or the
United States of America, whichever is greater.   If applicable law provides
for an interest ceiling under TEX. REV. CIV. STAT. ANN art. 5069-1.04 (Vernon), as amended, the ceiling shall be the "indicated rate ceiling". If any interest in excess of the maximum amount of interest permitted by law is contacted for, charged or received (a) the provisions of this paragraph shall control, (b) neither Buyer nor Buyer's successors, legal representatives or assigns or any other party liable for the payment of this Note shall be obligated to pay the amount of such interest that is in excess of the maximum permitted by law, (c) any excess shall be deemed a mistake and canceled automatically and if already paid, shall, at the option of the holder of this Note be refunded to Buyer or credited on the principal amount of this Note, and
(d) the effective rate of interest shall be automatically reduced to the maximum rate permitted by applicable law. In determining whether the interest contracted for, charged or received exceeds the maximum amount of interest permitted by law, all interest contracted for, charged or received shall be amortized, prorated, allocated and spread throughout the full stated terms of this Note, and any renewals or extensions, in accordance with the amounts outstanding from time to time and the maximum legal rate of interest from time to time in effect under applicable law.

PREPAYMENT:

         Each of the principal payments due at Maturity I and Maturity II, as adjusted, may be prepaid in whole, together with accrued interest if
applicable, at any time without penalty.   Except as permitted in Section
4.1(h) of the Deed of Trust, Buyer does not have the right to make partial prepayments. The date Seller receives the final payment of all principal due shall be deemed to be Maturity I or Maturity II, as the case may be.

CURE PERIOD.

         Except with respect to events of Default described in Sections 4.1(e),
(f), and (g) of the Deed of Trust, upon the occurrence of any other event which would constitute an event of Default either under this Note, or under the Deed of Trust ("Event"), Buyer shall have thirty (30) calendar days (the "Cure Period") in which to cure such Event without penalty other than the continuation of applicable interest, as provided for under this Note, before Seller may exercise its rights and remedies permitted by the Deed of Trust. Upon the termination of such Cure Period if such Event shall then be continuing and not remedied, Buyer may at its option further elect to extend the Cure Period for up to an additional 365 days (the "Additional Cure Period") during which the Event shall not constitute an event of Default. Buyer shall exercise this election by giving Seller written notice on or before the end of the Cure Period describing the Event and designating the number of days Buyer elects to
include in the Additional Cure Period.   Buyer may elect to extend an
Additional Cure Period in the same manner. The sum of all days in all Additional Cure Periods shall not exceed 365 days through the entire term of this Note. If the Event is Buyer's failure to pay the amount due
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at Maturity I or Maturity II,  Buyer may make the payment due during the Cure
Period or the Additional Cure Period by paying the amount due, together with the interest and any other amount due as a result of the occurrence of such Event in the form, either cash or Stock, which Buyer could have elected at either Maturity I or Maturity II. If Buyer elects to make such payment in Stock, the number of shares issued shall be equal to the payment due divided by the Average Closing Price for one hundred eighty (180) trading days preceding
ten (10) trading days prior to the date on which the payment is made.   During
any Additional Cure Period and so long as the Event remains uncured Seller shall have the right and option to exercise any or all of its rights and remedies permitted by the Deed of Trust.

DEFAULT:

         At the end of a Cure Period or the Additional Cure Period(s), if Buyer has failed to cure the Event, the Event shall be deemed a Default under this Note and the Deed of Trust and Seller may declare the remaining entirety of this Note including, principal and interest, immediately due and payable in cash and exercise all the rights, at law or in equity, as provided for under the terms of this Note or under any instrument executed in connection with, or as security for this Note.

          Seller's failure to exercise such rights at any time shall not constitute a waiver of Seller's right to do so at any other time.

         Subject to the terms and provision of this Note and of the Deed of Trust, Buyer and all other parties now or later liable for the payment of this
Note in whole or in part, (i) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice, filing of suit and diligence in collecting this Note or enforcing any security; (ii) agree to any substitution, subordination, exchange or release of any security or release of any party primarily or secondarily liable for payment of this Note or to enforce Seller's rights against them or any security; (iii) agree that Seller shall not be required first to institute suit or exhaust its remedies against Buyer or others liable or to become liable for payment of this Note or to enforce Seller's rights against them or any security; and (iv) consent to any extension or postponement of time of payment of this Note and to any other indulgence with respect to this Note without notice to Buyer or to any person liable for payment of this Note.

         If Default occurs in the payment of this Note, or this Note is collected or enforced through probate, bankruptcy or other proceedings, Buyer promises to pay all reasonable costs and expenses of collection and enforcement. If this Note is placed with an attorney for collection or enforcement, Buyer promises to pay Seller's reasonable attorney's fees, in addition to all other costs of collection and enforcement. Interest on past due principal and, to the extent permitted by law, on past due interest, shall accrue at the rate of seven percent (7%) per annum from the date due until paid. Interest shall accrue during a Cure Period or Additional Cure Period.

DISCLAIMER OF ORAL AGREEMENTS:

         The Parties warrant and represent that the entire agreement made between the Parties is contained within the executed documents, as amended and supplemented hereby, and that no agreements or promises
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exist between the parties, that are not reflected in the language of the various documents executed in conjunction with this transaction.

         This Note, and the Purchase Agreement represents the final agreement between the Parties and may not be contradicted by evidence of prior,
contemporaneous, or subsequent oral agreements between the Parties.   There are
no unwritten oral agreements between the Parties.

         THIS NOTE IS INTENDED TO BE PERFORMED IN SHACKELFORD COUNTY, IN THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS FOR SUCH STATE (WITHOUT GIVING EFFECT TO ANY RULES OF LAW WHICH MIGHT REQUIRE APPLICATION OF THE LAW OF ANOTHER JURISDICTION), EXCEPT TO THE EXTENT THE SAME IS GOVERNED BY APPLICABLE FEDERAL LAW.

                             HARKEN EXPLORATION COMPANY




                             By: /s/  Richard H. Schroeder
                                 ---------------------------------------
                                      Richard H. Schroeder, President


                             EXECUTED FOR THE LIMITED PURPOSES AS STATED ABOVE:

                             HARKEN ENERGY CORPORATION




                             By: /s/  Richard H. Schroeder
                                 ---------------------------------------
                                      Richard H. Schroeder, President